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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Enhance Financial Services Group Inc. Director Stock Ownership Plan of our report, dated February 17, 1998, appearing in the Annual Report on Form 10-K of Enhance Financial Services Group Inc. for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP

New York, New York
April 24, 1998